TANGIBLE EQUITY UNITS (Tables)	12 Months Ended
Dec. 31, 2020
TANGIBLE EQUITY UNITS
Summary of components of tangible equity units

	Purchase Contracts	Amortizing Notes	Total
Fair value price per TEU on issuance	$55.71	$11.43	$67.14
Gross proceeds	863.5	177.2	1,040.7
Issuance costs	(28.1)	(5.7)	(33.8)
Net proceeds on issuance	$835.4	$171.5	$1,006.9

Schedule of carrying value of tangible equity units

	December 31, 2020	December 31, 2019
Amortizing Notes	$123.4	$—
Purchase Contracts	1,263.7	—
	1,387.1	—
Less: Current portion of Amortizing Notes	(59.2)	—
	$1,327.9	$—

Schedule of future payments on the amortizing Notes of tangible equity units

Amortizing Notes
2021	$59.2
2022	59.2
2023	14.8
$133.2